UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2012


                              CINDISUE MINING CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    000-54390
                            (Commission File Number)

                                   27-1662466
                        (IRS Employer Identification No.)

               2nd Floor, Berkeley Square House, Berkeley Square,
                        London, W1J 6BD, United Kingdom
              (Address of principal executive offices and Zip Code)

                                +44 203 086 7387
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On September 14, 2012, Daniel Martinez, our director, purchased 6,000,000 shares of our common stock from Donovan Cooper, in a private transaction for an aggregate total of $10,000. The funds used for this share purchase were Mr. Martinez's personal funds. This transaction resulted in Mr. Martinez taking control of 71% of our currently issued and outstanding shares. A copy of the share purchase agreement is attached hereto as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 14, 2012 Donovan Cooper resigned as our President, Chief Executive Officer and Director. As a result, concurrent to Mr. Cooper's resignation we appointed Daniel Martinez, our current Treasurer, Chief Financial Officer, Secretary and Director, as President and Chief Executive Officer of our company.

Our Board of Directors is now comprised solely of Daniel Martinez.

DANIEL MARTINEZ - PRESIDENT, CHIEF EXECUTIVE OFFICER, TREASURER, CHIEF FINANCIAL OFFICER, SECRETARY AND SOLE DIRECTOR

Mr. Martinez has been an Officer and Director of the Company since March 2012.

Mr. Martinez worked for Ready Clerk Ltd., a financial services company based in London, UK from April 2010 to August 2012. He specialized in preparing, reviewing and evaluating financial statements, notes and related disclosures for U.S. based SEC reporting clients. Prior to this, Mr. Martinez was a tax consultant with EDF Tax LLP, a specialist tax boutique based in Nottingham, UK, from December 2008 to April 2010. During his time there he assisted successful businesses and entrepreneurs in maximizing their tax efficiency by providing a personalized approach and tailored solutions, focused entirely upon the client's needs. From October 2006 to December 2008 Mr. Martinez was an assistant consultant with PricewaterhouseCoopers LLP, UK, where he specialized in providing tax and accounting solutions to small cap companies, entrepreneurs and private clients. He was also part of a business development team where he was able to use his business and personal networks to develop new clients.

Mr. Martinez has been a member of the Institute of Chartered Accountant in England and Wales since 2010 and an associate of the institute since 2006. Prior to that he obtained an MA (Merit) in Corporate Strategy and Governance and a Bsc Hons (First Class) in Operations Management from the University of Nottingham, UK in 2006 and 2005 respectively. Mr Martinez is currently studying to become a member of the Chartered Institute of Taxation and in 2011 he completed the SEC Institutes `SEC Reporting Skills and IPO: Your Guide to Going Public' courses in Boston, MA.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

10.1     Share Purchase Agreement

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINDISUE MINING CORP.


/s/ Daniel Martinez
------------------------------------------
Daniel Martinez
President, Treasurer, Secretary & Director
September 20, 2012

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